UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2019

PRESIDIO PROPERTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53673	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of Principal Executive Offices, Including Zip Code)

____________________

(760) 471-8536

(Registrant’s Telephone Number, Including Area Code)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01Entry into a Material Definitive Agreement.

On September 17, 2019, Presidio Property Trust, Inc. (“Company”) executed a Promissory Note (“Note”) pursuant to which Polar Multi-Strategy Master Fund (“Polar”), extended a loan in the principal amount of $14 million (“Polar Loan”) to the Company. The Polar Loan bears interest at a fixed rate of 8% per annum and requires monthly interest-only payments.  The final payment due at maturity, October 1, 2020 (or March 31, 2021, if extended pursuant to the Note), includes payment of the outstanding principal and accrued and unpaid interest.  The Company may repay the Polar Loan at any time, subject to the payment of an Optional Redemption Fee (as defined in the Note), if applicable.

In connection with the Polar Loan, the Company and Polar also entered into an Agreement dated September 17, 2019, pursuant to which Polar was granted, among other rights, certain board designation and observer rights, negative control rights, information rights, and rights to indemnification for certain types of liabilities.  The Agreement provides that Polar will have the right to consent to certain material actions by the Company, its affiliates and its subsidiaries, including, among others, the decision to:

•	Settle any proceeding for which monetary damages exceed $250,000;
•	Approve the annual budget for any properties and the Company;
•	Commence an insolvency proceeding or adopt a plan of liquidation or other reorganization with respect to the Company or any of its subsidiaries;
•	Enter into a transaction for the purchase of any additional property or stock or assets of any corporation or other business organization;
•	Enter into any transaction involving the sale or mortgage of any property that is not on arms'-length terms or provides for non-market terms or conditions;
•	Enter into certain financing or refinancing transactions or material amendments to the Company's mortgages;
•	Select or replace a property manager;
•	Enter into or modify a major contract or material lease;
•	Authorize for issuance any shares of stock or other equity interests of the Company other than common stock of the Company;
•	Amend the charter or Bylaws of the Company;
•

Enter into any merger, consolidation, recapitalization or other business combination to which the Company or any of its subsidiaries is a party, or effectuate a sale of all or substantially all of its assets;

•	Take any action that would constitute a default under the Company's mortgages or related mortgage documents;
•	Change the size of the Board of Directors of the Company; and
•	Remove or replace any of the Company's officers or other senior management personnel.

The Agreement also provides that, upon the occurrence of an Event of Default (as defined in the Agreement), Polar will have the right to take unilateral action to, or may cause the Company to, among other things:

•	Replace property managers and leasing agents;
•	Sell and dispose of any commercial property of the Company, except as otherwise required under applicable law;
•	Implement all major decisions listed above, except as otherwise required under applicable law;
•	Refinance, repay or prepay any mortgages of the Company;
•	Cure any default under any mortgages of the Company; and
•	Designate six individuals to serve as members of the Board of Directors of the Company.

In addition, under the Agreement, the Company has agreed to maintain a ratio of debt and outstanding principal balance of the Polar Loan to the fair market value of all of its properties of less than 0.75. The Company is also required to remit 80% of net proceeds received from the sale of any commercial property to Polar as a mandatory prepayment, which is not subject to an Optional Redemption Fee.

The foregoing descriptions of the Note and the Agreement are only summaries and are qualified in their entirety by reference to the Note and the Agreement (including any exhibits thereto), copies of which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 1.02Termination of a Material Definitive Agreement.

On September 17, 2019, the Company used the proceeds of the Polar Loan to redeem the outstanding shares of the Company’s Series B Preferred Stock, which had been accruing extraordinary cash dividends at 24% per annum, and the Investor Agreement between the Company and PFP III Sub II, LLC was terminated.

ITEM 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

ITEM 3.03Material Modifications to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

The Company's statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology.  The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For more information regarding risks and uncertainties that may affect the Company's future results, please review the Company's filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.DESCRIPTION OF EXHIBITS

1.1	Promissory Note, dated as of September 17, 2019, by and between Presidio Property Trust, Inc. and Polar Multi-Strategy Master Fund

1.2	Agreement, dated as of September 17, 2019, by and between Presidio Property Trust, Inc. and Polar Multi-Strategy Master Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2019	PRESIDIO PROPERTY TRUST, INC.
By:/s/ Ann T. Nguyen
Ann T. Nguyen
Secretary & General Counsel